HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

The Hillman Fund

Supplement to the Summary Prospectus and Prospectus

February 27, 2019
This supplement to the Summary Prospectus and Prospectus dated February 1, 2019 for The Hillman Fund (the “Fund”), a series of the Hillman Capital Management Investment Trust (the “Trust”), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain copies of the Prospectus and Summary Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the number above.
The section of the Summary Prospectus entitled “Performance Information” and the section of the Prospectus entitled “Summary – Performance Information” is being revised to update the Fund’s benchmark index.  The Average Annual Total Returns table is replaced in its entirety with the following:
Average Annual Total Returns Period Ended December 31, 2018	Past 1 Year	Past 5 Years	Past 10 Years
Before taxes After taxes on distributions After taxes on distributions and sale of shares	-2.68% -3.00% -1.52%	7.94% 7.67% 6.45%	12.53% 12.29% 10.81%
Russell 1000 Value Total Return* (reflects no deductions for fees and expenses)	-8.27%	5.94%	11.17%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	-4.38%	8.49%	13.12%
*The Fund previously compared its performance against the S&P 500 Total Return Index. The Advisor believes the Russell 1000 Value Total Return Index is a more appropriate and accurate index against which to compare the Fund’s performance than the S&P 500 Total Return Index because the composition of the Russell 1000 Value Total Return Index more closely aligns with the Fund’s principal investment strategies.

Investors Should Retain This Supplement for Future Reference